Third  Amendment  to  the  Second Amended and Restated Loan Agreement (2)     10
                      THIRD AMENDMENT TO THE SECOND AMENDED
                      -------------------------------------
                           AND RESTATED LOAN AGREEMENT
                           ---------------------------
     This THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "AMENDMENT"), effective as of June 25, 2002, and dated as of September 26, 2002,
 ---------
is  by and between PIZZA INN, INC., a Missouri corporation (the "BORROWER"), and
                                                                 --------
WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association (successor by consolidation to Wells Fargo Bank (Texas), National Association) (the "BANK").
       ----
                                    RECITALS:
A. The Borrower and the Bank entered into that certain Second Amended and Restated Loan Agreement dated as of March 31, 2000 (the "AMENDED AND RESTATED
                                                            --------------------
LOAN  AGREEMENT").
  -------------

B. In connection with the Amended and Restated Loan Agreement, Barko Realty, Inc., a Texas corporation, R-Check, Inc., a Texas corporation, and Pizza Inn of Delaware, Inc., a Delaware corporation (collectively, the "GUARANTORS"),
                                                                  ----------
executed that certain Second Amended and Restated Guaranty dated as of March 31, 2000 in favor of the Bank (as the same may be amended, restated or modified from time to time, the "GUARANTY").
                       --------

     C. The Borrower and the Bank amended the Amended and Restated Loan Agreement pursuant to that certain First Amendment to Second Amended and Restated Loan Agreement dated as of December 28, 2000 (the "FIRST AMENDMENT")
                                                               ---------------
and that certain Second Amendment to Amended and Restated Loan Agreement and Related Loan Documents dated as of January 31, 2002, but effective as of December 23 2001 (the "SECOND AMENDMENT"). The Amended and Restated Loan
                           -----------------
Agreement, as amended by the First Amendment and by the Second Amendment, is hereinafter referred to as the "LOAN AGREEMENT."
                                     ----------------

     D. The Borrower and the Bank now desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
                                    ARTICLE  I.
                                   -----------
                                   DEFINITIONS
Section 1.1    DEFINITIONS
            -----------
       Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Documents as amended hereby.
                                   ARTICLE  II.
                                   ------------
                         AMENDMENTS  TO  LOAN  AGREEMENT
Section 2.1  AMENDMENT  TO  DEFINITIONS
            --------------------------
  Effective as of the Effective Date, the following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:
     "CHANGE  OF  CONTROL" means (a) the merger or consolidation of the Borrower
      -------------------
with any other corporation with the effect that the then existing shareholders of the Borrower will hold less than fifty percent (50%) of the total voting power of the surviving corporation, (b) the acquisition of at least thirty-three and one-third percent (33 1/3%) of the voting power or voting stock of the Borrower by any Person or related group of Persons other than the executive officers of the Borrower, (c) the sale, transfer, or disposition of common stock by Mr. C. Jeffrey Rogers such that his beneficial interest in the Borrower falls below fifteen percent (15%) of the issued and outstanding common stock of the Borrower, or (d) Ronald Parker shall cease to be the chief executive officer of the Borrower.

"EBITDA"  means,  for  the  preceeding  12 month period, Consolidated Net Income
 ------
calculated  before  federal income taxes, plus (a) depreciation and amortization
 ---                                      ----
and  interest expenses, plus (b) terminated rent expenses prior to and ending on
                        ----
November 30, 2001, to include (i) rent expense, including, without limitation, base rent, CAM charges and repairs and maintenance, and (ii) associated rent expenses incurred in connection with the Norco distribution warehouse located at 920 Avenue R, Suite 100, Grand Prairie, Texas 75050, the Borrower's corporate headquarters located at 5050 Quorum Dive, Suite 500, Dallas, Texas 75240, and the Borrower's training center located at 4819 Keller Springs, Addison, Texas 75248, minus (c) any extraordinary gains or losses of the Borrower during the
        -----
period  in  question,  plus  (d) any write-off (whether as a bad debt expense or
                       ----
otherwise) resulting directly from the loan made by the Borrower to C. Jeffrey Rogers on October 6, 1999 in the original principal amount of $1,949,697.51 or minus any recovery resulting directly from such loan.
 ----

"LIBOR  RATE  MARGIN" means, (a) with respect to the Term Loan, one and one-half
--------------------
percent (1.50%) and (b) with respect to the Revolving Credit Loans, at such time and from time to time as the relevant Funded Debt Ratio is in one of the following ranges, the percentage per annum set forth opposite such Funded Debt
Ratio:





                                  PERCENTAGE  FOR  REVOLVING
  FUNDED DEBT RATIO                             CREDIT LOANS
  -----------------                             ------------
  Less than 2.0 to 1.0                                 1.25%
                         --------------------          -----
  2.0 to 1.0 or greater and less than 2.5 to 1.0       1.50%
                                                       -----
  2.5 to 1.0 or greater and less than 3.0 to 1.0       1.75%
                                                       -----
  3.0 to 1.0 or greater and less than 3.25 to 1.0      2.00%
                                                       -----
  3.25 to 1.0 or greater                               2.25%
  ----------------------                               -----

The Borrower shall give written notice to the Bank of any changes in the Funded Debt Ratio which results in a change to the LIBOR Rate Margin concurrently with its delivery of the items required under Section 10.1(c) hereof, and any change to the LIBOR Rate Margin shall be effective with respect to any Interest Period commencing after the Bank has received such information.

Section 2.2 AMENDMENT  TO  SECTION  10.1.  Effective  as  of the Effective Date,
            ----------------------------
subsections (b) and (c) of Section 10.1 of the Loan Agreement are hereby amended and  restated  in  their  entirety  to  read  as  follows:
     (b)     Quarterly  and  Monthly  Financial  Statements.  (i)  As  soon  as
             ----------------------------------------------
available, and in any event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Borrower, a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended, containing, on a consolidated and (to the extent required by GAAP) consolidating basis, balance sheets and statements of income, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by an Authorized Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to the absence of footnotes and year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated and (to the extent required by
GAAP) consolidating basis, at the date and for the periods indicated therein, and (ii) as soon as available, and in any event within thirty (30) days after the end of each fiscal month of each fiscal year of the Borrower, a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of each fiscal month and for the portion of the fiscal year then ended, containing, on a consolidated basis, balance sheets and statements of income, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by an Authorized Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to the absence of footnotes and year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein;
(c)     Monthly  Calculations.  As  soon  as  available, and in any event within
        ---------------------
thirty (30) days after the end of each fiscal month of the Borrower, (i) a certificate of an Authorized Officer of the Borrower in substantially the form of Exhibit E hereto (A) stating to the best of such officer's knowledge, no
    ----------
Default  has  occurred  and  is  continuing, or if a Default has occurred and is
   -
continuing, a statement as to the nature thereof and the action that is proposed
   -
to be taken with respect thereto, and (B) showing in reasonable detail the most recent calculations demonstrating compliance with Article XII and (ii) if
                                                       ------------
applicable,  the  notice  required  under the definition of "LIBOR Rate Margin."
Section 2.3 AMENDMENT  TO  SECTION 12.2.  Effective as of June 27, 2002, Section
            ---------------------------
12.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:
     Section 12.2  Funded Debt Ratio.  The Borrower will maintain, as of the end
                   -----------------
of each fiscal month, a Funded Debt Ratio of not greater than (a) 3.25 to 1.00 for the fiscal month ending on or about June 30, 2002 and continuing through the fiscal month ending on or about August 30, 2002, (b) 3.00 to 1.00 for each fiscal month commencing with the fiscal month ending on or about September 30, 2002 and continuing through May 31, 2003, and (b) 2.75 to 1.00 for each fiscal month commencing with the fiscal month ending on or about June 30, 2003, and at all times thereafter.
Section 2.4 AMENDMENT  TO  SECTION 12.3.  Effective as of June 27, 2002, Section
            ---------------------------
12.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:
     Section  12.3  Fixed Charge Coverage Ratio.  The Borrower will maintain, as
                    ---------------------------
of  the end of each fiscal month, a Fixed Charge Coverage Ratio of not less than
1.25  to  1.00  at  all  times.


                                  ARTICLE  III.
                                  -------------
                             CONDITIONS  PRECEDENT
Section 3.1 CONDITIONS.  The  effectiveness  of this Amendment is subject to the
            ----------
satisfaction of the following conditions precedent on or prior to September __, 2002 (where applicable):
(a) The Bank shall have received all of the following, in form and substance satisfactory to the Bank:
(1)     Resolutions.  Resolutions  of the Board of Directors of the Borrower and
---     -----------
each Guarantor certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by the Borrower and each Guarantor of this Amendment and the other Loan Documents to which the Borrower or such Guarantor is or is to be a party hereunder;
(2)     Incumbency  Certificate.  A  certificate  of incumbency certified by the
---     -----------------------
Secretary  or  an  Assistant  Secretary  of  the  Borrower  and  each  Guarantor
--
certifying  the  names  of  the  officers  of  the  Borrower  and each Guarantor
--
authorized  to sign this Amendment and each of the other Loan Documents to which
--
the Borrower or such Guarantor is or is to be a party hereunder (including the certificates contemplated herein), together with specimen signatures of such officers;
(3)     Articles  of Incorporation.  A certificate certified by the Secretary or
---     --------------------------
an Assistant Secretary of the Borrower and each Guarantor certifying that the articles of incorporation of the Borrower and each Guarantor have not been amended or modified since March 31, 2000 and are still in full force and effect;
(4)     Bylaws.  A  certificate  certified  by  the  Secretary  or  an Assistant
---     ------
Secretary  of  the Borrower and each Guarantor certifying that the bylaws of the
---
Borrower and each Guarantor have not been amended or modified since March 31, 2000 and are still in full force and effect; and
(5)     Governmental  Certificates.  Certificates  of the appropriate government
---     --------------------------
officials of the state of incorporation of the Borrower and each Guarantor as to the existence and good standing of the Borrower and each Guarantor, each dated no earlier than ten (10) days prior to the date hereof.
(b) The Borrower shall have paid to Bank a waiver and amendment fee in the amount of $10,000.
(c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof  as  if  made  on  the  date  hereof.
(d) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.
(e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel, Vinson & Elkins L.L.P.
                                   ARTICLE  IV.
                                    ------------
                RATIFICATIONS,  REPRESENTATIONS  AND  WARRANTIES
Section 4.1  RATIFICATIONS
            -------------
       The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and the Bank agree that the Loan Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.
Section 4.2 REPRESENTATIONS  AND  WARRANTIES
            --------------------------------
       The  Borrower  hereby  represents  and warrants to the Bank that (i) the execution, delivery and performance of this Amendment and any and all other agreements, documents and instruments executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the articles of incorporation or bylaws of the Borrower, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) the Borrower is in material compliance with all covenants and agreements contained in the Loan Agreement as amended hereby.
                                 ARTICLE  V.
                                 -----------
                               MISCELLANEOUS
Section 5.1 SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES
            ----------------------------------------------
       All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.
Section  5.2 REFERENCE  TO  AGREEMENT
            ------------------------
       Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.
Section 5.3    EXPENSES  OF  BANK
               ------------------
       As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Bank's legal counsel in connection therewith, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Bank's legal counsel.
Section 5.4     SEVERABILITY
                ------------
       Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision  so  held  to  be  invalid  or  unenforceable.
Section  5.5   APPLICABLE  LAW
               ---------------
       This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.
Section 5.6    SUCCESSORS  AND  ASSIGNS
               ------------------------
       This Amendment is binding upon and shall inure to the benefit of the Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.
Section 5.7    COUNTERPARTS
               ------------
       This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Facsimiles shall be effective as originals.
Section 5.8    EFFECT  OF  WAIVER
               ------------------
       No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any of the Guarantors shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section  5.9   HEADINGS
               --------
       The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section  5.10   ENTIRE  AGREEMENT
                -----------------
       THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL,
ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENT AMONG THE PARTIES HERETO.
                  [Remainder of Page Intentionally Left Blank]

Executed  as  of  the  date  first  written  above.

     Borrower:

     PIZZA  INN,  INC.

     By: /s/ Ronald W. Parker
     Ronald  W.  Parker
     Chief  Executive  Officer


     Bank:

WELLS  FARGO  BANK  TEXAS,
NATIONAL  ASSOCATION

By:/s/ Austin D. Nettle
     Austin  D.  Nettle
     Vice  President

Each of the Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.
     Guarantors:

     BARKO  REALTY,  INC.
     R-CHECK,  INC.
     PIZZA  INN  OF  DELAWARE,  INC.

     By: /s/ Ronald W. Parker
          Ronald  W.  Parker
          President